Exhibit 10.14

SHINE MEDIA ACQUISITION CORP.

                        , 2005

Enjoy Media (Hong Kong) Limited

Rockefeller Center

1230 Avenue of the Americas, 7th Floor

New York, NY 10020

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement of the initial public offering (“IPO”) of the securities of Shine Media Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the prospectus), Enjoy Media (Hong Kong) Limited (“Firm”) shall make available to the Company certain technology and administrative and secretarial services, as well as the use of certain limited office space, including a conference room, in New York City, as may be required by the Company from time to time, situated at in Rockefeller Center,1230 Avenue of the Americas, 7th Floor (or any successor location). In exchange therefor, the Company shall pay to Firm the sum of $10,000 per month (the “Fee”) on the Effective Date and continuing monthly thereafter.

Very truly yours,

SHINE MEDIA ACQUISITION CORP.

By:
Name:	David Y. Chen
Title:	Chairman, Chief Executive
Officer and President

Agreed to and Accepted by:

Enjoy Media (Hong Kong) Limited.

By:
Name:
Title: